Equity LifeStyle Properties, Inc.
Two North Riverside Plaza
Chicago, IL 60606

Investor Presentation June 26, 2012

Sunshine Key - Big Pine Key, FL

1 EXHIBIT 99.1

Equity LifeStyle Properties

Forward-Looking Statements
This presentation includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding the Company's expectations, goals or intentions regarding the future, and the expected effect of the recent acquisitions on the Company.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:
the Company’s ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and its success in acquiring new customers at its Properties (including those that it may acquire);
the Company’s ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that the
Company may acquire;
the Company’s ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;
the Company’s assumptions about rental and home sales markets;
the Company’s assumptions and guidance concerning 2012 estimated net income and funds from operations;
the Company’s ability to manage counterparty risk;
in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options, including site-built single-family housing;
impact of government intervention to stabilize site-built single family housing and not manufactured housing;
effective integration of the recent acquisitions and the Company’s estimates regarding the future performance of the recent acquisitions;
unanticipated costs or unforeseen liabilities associated with the recent acquisitions;
ability to obtain financing or refinance existing debt on favorable terms or at all;
the effect of interest rates;
the dilutive effects of issuing additional securities;
the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification
Topic “Revenue Recognition;” and
other risks indicated from time to time in the Company’s filings with the Securities and Exchange Commission.
These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

Seattle
WA
Portland
OR
Boise
ID
MT
ND
MN
Minneapolis
SD
WY
WI
Milwaukee
MI
Detroit
ME
VT
NH
NY
Portland
Boston
MA
RI
CT
NJ
New York
PA
Philadelphia
Pittsburgh
Baltimore
DE
MD
CA
NV
Sacramento
San Francisco
UT
Salt Lake City
CO
Denver
NE
IA
IL
Chicago
Cleveland
OH
Indianapolis
IN
Cincinnati
WV
KS
MO
St Louis
Louisville
KY
Richmond
VA
Las Vegas
AZ
Los Angeles
San Diego
Phoenix
NM
Albuquerque
OK
AR
Nashville
TN
Charlotte
NC
SC
Dallas
TX
MS
Birmingham
AL
Atlanta
GA
LA
New Orleans
FL
Austin
San Antonio
Houston
Tampa
Miami

Equity LifeStyle Properties ELS Property Locations 3

Equity LifeStyle Properties Manufactured Home Community 4 Pine Lakes Country Club - North Ft. Myers, FL

Equity LifeStyle Properties Manufactured Homes Casa del Sol East – Glendale, AZ 5

Equity LifeStyle Properties Manufactured Homes 6 Bay Indies - Venice, FL

Equity LifeStyle Properties Manufactured Homes 7 Bay Indies - Venice, FL

Equity LifeStyle Properties Manufactured Homes 8 Buccaneer Estates - North Ft. Myers, FL

Equity LifeStyle Properties RV Resort 9 Goose Creek - Newport, NC

Equity LifeStyle Properties RV Resort 10 Goose Creek - Newport, NC

Equity LifeStyle Properties RV Units 11 Winter Quarters Pasco RV Resort - Tampa Area, FL

Equity LifeStyle Properties Resort Cottages (Park Models) 12 O’Connell’s - Amboy, IL

Equity LifeStyle Properties RV Resort 13 Lake Conroe - Willis, TX (Thousand Trails)

Equity LifeStyle Properties RV Units 14 Wilderness Lakes - Oregon House, CA (Thousand Trails)

Equity LifeStyle Properties
One of the nation’s largest real estate networks with 382 properties containing over 141,000 sites in 32 states and British Columbia
ELS Overview

Note:
1) See page 47 for details.
ELS has a unique business model
ELS owns the land
Leases individual developed sites to customers
Customers own the units they place on the sites
ELS site composition
Over 93% of property operating revenue is from annual revenue streams
(1)
75,600 manufactured or resort home sites
65,500 sites for resort cottages (park models) and recreational vehicles
• Includes 46,200 sites primarily rented on an annual basis
ELS’s rent position is prime
Over 1,000,000 customer contacts

Equity LifeStyle Properties
ELS Investment Highlights
Well Located Real Estate
>80 properties with lake, river or ocean frontage
>100 properties within 10 miles of coastal United States
Property locations are strongly correlated with population migration

WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
VT
NH
MA
RI
CT
NJ
DE
MD
Seattle
Portland
Boise
Sacramento
San Francisco
Las Vegas
Los Angeles
San Diego
Phoenix
Salt Lake City
Denver
Albuquerque
Minneapolis
Milwaukee
Chicago
Detroit
Indianapolis
Cincinnati
Cleveland
Pittsburgh
Philadelphia
Baltimore
New York
Boston
Portland
St Louis
Louisville
Nashville
Richmond
Charlotte
Birmingham
Atlanta
Dallas
Austin
San Antonio
Houston
New Orleans
Tampa
Miami

Equity LifeStyle Properties ELS Property Locations 17

WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
MINNESOTA
WISCONSIN
MICHIGAN
IOWA
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA
NEW YORK
VERMONT
MAINE
NEW HAMPSHIRE
MASSACHUSETTI
RHODE ISLAND
CONNECTICUT
NEW JERSEY
DELAWARE
MARYLAND
WEST VIRGINIA
VIRGINIA
KENTUCKY
NORTH CAROLINA
SOUTH CAROLINA
TENNESSEE
CALIFORNIA
NEVADA
UTAH
COLORADO
KANSAS
MISSOURI
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
TEXAS
MISSISSIPPI
ALABAMA
GEORGIA
LOUISIANA
FLORIDA

Equity LifeStyle Properties

Property Location Shift
(1)(2)(3)(4)
+ properties since IPO
- properties since IPO
All Disposition States: -13 properties; +6.4% population growth
122
properties
currently
on the west
coast (5)
66 properties
currently
on the east
coast (5)
134 properties
currently
in FL & TX
Top 5 New Acquisition States: +226 properties; +15.4% population growth
Notes:
1) Source: US Census Bureau, 2010.
2) Population change is from 2000 – 2010.
3) Top 5 additional states are FL, CA, AZ, TX, and WA.
4) Canada not included.
5) West coast = AZ, CA, NV, OR, WA and British Columbia. East coast = CT, DE, MA, MD, ME, NC, NH, NJ, NY, PA, SC, and VA.

Equity LifeStyle Properties
Real Estate
Primary investment is in land; the
appreciating component of real estate in the
long run
Lower maintenance costs/customer turnover
costs than other forms of real estate
High quality real estate
Asset scarcity
High barriers to entry
Retirement and vacation destinations
Award winning properties

De Anza Santa Cruz - Santa Cruz, CA
Colony Cove - Ellenton, FL

Equity LifeStyle Properties Manufactured Home Community 20 De Anza Santa Cruz - Santa Cruz, CA

Equity LifeStyle Properties Manufactured Home Community 21 California Hawaiian - San Jose, CA

Equity LifeStyle Properties Manufactured Home Community 22 Contempo Marin - San Rafael, CA

Equity LifeStyle Properties RV Resort 23 Rancho Oso - Santa Barbara, CA (Thousand Trails)

Equity LifeStyle Properties RV Resort 24 Mt. Hood - Welches, OR

Equity LifeStyle Properties RV Resort 25 Bend - Bend, OR (Thousand Trails)

Equity LifeStyle Properties RV Resort 26 Monte Vista - Mesa, AZ

Equity LifeStyle Properties RV Resort 27 Viewpoint - Mesa, AZ

Equity LifeStyle Properties RV Resort 28 Medina Lake - Lakehills, TX

Equity LifeStyle Properties Manufactured Home Community 29 Coquina Crossing - Elkton, FL

Equity LifeStyle Properties Manufactured Home Community 30 Colony Cove - Ellenton, FL

Equity LifeStyle Properties Manufactured Home Community 31 Colony Cove - Ellenton, FL

Equity LifeStyle Properties Manufactured Home Community 32 The Heritage - North Ft. Myers, FL

Equity LifeStyle Properties Manufactured Home Community 33 Coral Cay - Margate, FL

Equity LifeStyle Properties RV Resort 34 Sunshine Key RV Resort & Marina - The Florida Keys

Equity LifeStyle Properties RV Resort 35 Green Mountain - Lenoir, NC (Thousand Trails)

Equity LifeStyle Properties RV Resort 36 Chesapeake Bay - Gloucester, VA (Thousand Trails)

Equity LifeStyle Properties Manufactured Home Community 37 Mariner’s Cove - Lewes, DE

Equity LifeStyle Properties RV Resort 38 Lake George - Lake George, NY

Equity LifeStyle Properties
ELS Investment Highlights
Well Located Real Estate
>80 properties with lake, river or ocean frontage
>100 properties within 10 miles of coastal United States
Property locations are strongly correlated with population migration
Financial Performance and Fundamentals
Strong Long Term Performance
Long Term Predictable Cash Flows
Balance Sheet Flexibility

Equity LifeStyle Properties
Track Record

Item IPO Year - 1993 2012
Properties 41 382
Sites 12,312 141,081
States 16 32
FFO Per Share (1) $1.11 $4.51
Stock Price (2) $12.88 $65.86
Enterprise Value (3) $296 million $5.63 billion
Dividend Paid Cumulative (4) - $29.63
Cumulative Total Return (5) - 1,175%
S&P 500 Total Return (5) - 331%
Notes:
1) See page 72 for definition of FFO.  2012 amount is the midpoint of the estimated 2012 FFO per share range of $4.41 to $4.61 disclosed in the First Quarter 2012 Supplemental Operating and Financial Information furnished with the SEC as Exhibit 99.2 to the
2) The 1993 stock price is split-adjusted; the 2012 price is the closing price as of May 31, 2012.
3) 2012 amount is as of March 31, 2012.  See page 49.
4) Source: SNL Financial.  Includes dividends paid from IPO date of February 25, 1993 through May 31, 2012.
5) Source: SNL Financial from IPO through May 31, 2012 (calculation assumes dividend reinvestment).
Form 8-K filed on April 17, 2012 (the “Supplemental Package”).

5 Year - Total Return Performance
Total Return (%)
May-07
May-08
May-09
May-10
May-11
May-12
ELS (+34%)
SNL US REIT Equity (+1%) (2)
S&P 500 (-5%)

10 Year - Total Return Performance
Total Return (%)
May-02
May-03
May-04
May-05
May-06
May-07
May-08
May-09
May-10
May-11
May-12
ELS (+200%)
SNL US REIT Equity (+170%) (2)
S&P 500 (+50%)

Equity LifeStyle Properties

Total Return Performance
(1)
ELS total return has
outperformed both
the S&P 500 and
other REIT’s for both
the last 5 and 10
years
ELS announced
2012 dividend is
17% higher than
2011
Notes:
Source: SNL Financial.
1) Total return calculation assumes dividend reinvestment .
2) SNL US REIT Equity : Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Equity REITs in SNL's coverage universe.

REIT Industry
ELS
Industry Average - 2.3%
ELS Average - 3.8%
Apartments Average - 2.2%
10.0%
9.5%
9.0%
8.5%
8.0%
7.5%
7.0%
6.5%
6.0%
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
-1.0%
-1.5%
-2.0%
-2.5%
-3.0%
-3.5%
3Q98 4Q98 1Q99 2Q99 3Q99 4Q99 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12

Equity LifeStyle Properties

Consistent Same Store NOI Growth and Outperformance
Note:
1) Source for Same Store NOI data: Citi Investment Research, May 2012.  Earliest quarter collected by Citi is third quarter of 1998.  “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers,
ELS has maintained
positive same store NOI
growth all quarters since
at least Q3 ’98
Q3 1998 – Q1 2012
(1)
Same Store NOI Averages:
ELS 3.8%
REIT’s 2.3%
Apartments 2.2%
multi family, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty.

Same Store NOI Indexed Growth
$165
$160
$155
$150
$145
$140
$135
$130
$125
$120
$115
$110
$105
$100
$95
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Multifamily Averages (2)
ELS Averages (2)

Equity LifeStyle Properties

ELS vs. Multifamily
Same Store NOI Indexed Growth
(1)
Notes:
1) Source: Citi Investment Research, May 2012.  Same Store Indexed Growth assumes initial investment of $100 multiplied by the annual same store NOI growth rate.
2) Source: Citi Investment Research, May 2012.  Averages equal annualized quarterly same store NOI averages collected by Citi.  See page 42.
3) Source: SNL Financial.  Average FFO Multiple  for the period calculated on a trailing 12 month basis.  Multiple equals stock price divided by FFO per share.
ELS compounded Same
Store NOI growth rates
significantly outperformed
the REIT Multifamily
industry since 1999
FFO Multiples
ELS Multifamily
1996 – 2001
(3)
2002– 2011
(3)
2012
12.9x
11.0x
18.2x
14.2x 19.3x
16.9x

ELS vs. Multifamily (cont’d)
FFO/Share and Total Return
Notes:
Source: SNL Financial, May 2012.
1) Growth in FFO/Share and Total Return assumes initial investment of $100 multiplied by the annual FFO/Share and Total Return growth rates, respectively.  Total Return assumes dividend reinvestment.
While ELS and SNL
Multifamily Index have had
similar total returns, ELS has
far outpaced Multifamily
Index in FFO/share growth
$50
$100
$150
$200
$250
$300
$350
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
FFO/Share and Total Return: 2002 -2011 (1)
ELS FFO/Share (61.2%) US REIT Multifamily FFO/Share (2.4%)
ELS Total Return (234.2%) US REIT Multifamily Total Return (241.9%)
Equity LifeStyle Properties

Equity LifeStyle Properties Fundamentals 45

$800
$700
$600
$500
$400
$300
$200
$100
$0
$439.1
$467.3
$508.3
$517.3
$589.2
$709.3
2007
2008
2009
2010
2011
2012 (1)
HTA Revenue (2)

Equity LifeStyle Properties

Long Term Predictable Cash Flows
Revenue (In $US millions)
Funds from Operations (In $US millions)
(3)
FFO expected to grow
39% in 2012
Over 96% of estimated
2012 revenues is
comprised of property
operating revenues
2011 and 2012
growth largely driven by
$1.4 billion Hometown
acquisition during the
second half of 2011
Notes:
1) Based on Company's estimate and represents the midpoint of a range.  See the Supplemental Package.
2) Portion of Total Revenue earned or expected to be earned from properties and chattel loans acquired from
Hometown.
3) See page 72 for definition of FFO and reconciliation of Net Income available for common shares to FFO.
$92.8
$98.8
$120.4
$126.0
$147.5
$204.8
$0
$50
$100
$150
$200
$250
2007 2008 2009 2010 2011 2012 (1)

Equity LifeStyle Properties

Steady, Predictable Revenue Streams
Property Revenue Buckets
(1)
All Annual Revenue = 93.1%
$687M Property Operating Revenues
Note:
1) Property revenue buckets reflect Company’s estimated 2012 property operating revenues.
Annual MH
Annual RV
Utility & Other
Annual Right to
Use
Transient
Seasonal
62.2% 12.6%
9.3%
9.0%

75%
50%
25%
0%
51.3%
54.9%
43.9%
39.3%
41.6%
2007
2008
2009
2010
2011

3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
2.1x
2.2x
2.5x
2.6x
2.7x
2007
2008
2009
2010
2011

Balance Sheet Flexibility
Total Debt / Total Capitalization
(1)
Fixed Interest Coverage
(2)
$344 million of
common equity raised in
2011
200 properties are
unencumbered
Notes:
1) Source: SNL Financial.
2) Fixed interest coverage equals interest expense divided by EBITDA .
Equity LifeStyle Properties

Mortgage Debt,
$2,075, 36.9%
Common (1),
$2,880, 51.1%
Term Loan,
$200, 3.6%
OPU's (1),
$276, 4.9%
Preferred (2),
$200, 3.6%

Equity LifeStyle Properties

Capital Structure
As of March 31, 2012 (In $US millions)
Total enterprise
value (1) is $5.63
billion
Debt to enterprise
value is 40%
$380 million
undrawn line of
credit
Notes:
1) Stock price as of 3/31/2012.
2) The 8 million shares of 8.034% Series A Cumulative Redeemable Perpetual Preferred Stock outstanding can be redeemed by the Company at any time at a redemption price of $25 per share, plus accumulated and unpaid dividends.

Other Midwest/ID 11%
Michigan 9%
West 8%
Florida 52%
Northeast 20%

Equity LifeStyle Properties

2011 Acquisition Overview
Note:
1) See Supplemental Package.
$1.4 billion acquisition of 75 properties
2012 estimated income from property operations of $101.3 million
(1)

Equity LifeStyle Properties

Resort Homes
(1)
205 manufactured home communities - $473
million of estimated 2012 property operating
revenues
74,100 sites
Total occupancy is 89.2% and up 77 sites
since 12/31/11
(2)
Core
Core occupancy has grown for 10
consecutive quarters through 3/31/12
Core occupancy of 91.3% and down 7
sites since 12/31/11 (2)
Core Community base rental income
growth for the five months ended
5/31/12 is 3.1% (3)
Casa del Sol Resort East – Glendale, AZ
Pine Ridge at Crestwood – Whiting, NJ
Notes:
1) Excludes joint venture sites.
2) As of May 31, 2012.  Core Portfolio is defined for this presentation as properties acquired prior to December 31, 2011 and which are expected to be owned and operated by the Company continuously for 2011 and 2012. The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations.
3) Compared to the five months ended May 31, 2011.

Equity LifeStyle Properties

RV Resorts
(1)
172 RV resorts - $214 million of estimated 2012
property operating revenues
Total Sites = 63,900
Annual / Seasonal Sites = 30,000
Transient Sites = 9,600
Thousand Trails Sites = 24,300
(2)
• 95,900 members as of 5/31/12
–
Average annual customer payments (dues) – $467
–
Industry standard ratio = 10 members to 1 site
–
Roughly 10,800 implied excess sites (5 to 1 ratio)
–
Excess sites do not require any significant cap ex
Core resort income growth for the five months
ended 5/31/12 is 3.0% (3)
Notes:
2) As of May 31, 2012, 3,900 of these sites are rented on an annual basis. 2012 right-to-use annual payments (dues) are expected to be $48 million and 70+% is earned or prepaid as of 5/31/12 (comparable to May 2011 YTD)
3) Compared to the five months ended May 31, 2011.
Goose Creek - Newport, NC
Lake Conroe - Willis, TX
1) Excludes joint venture sites.

Equity LifeStyle Properties
ELS Investment Highlights
Well Located Real Estate
>80 properties with lake, river or ocean frontage
>100 properties within 10 miles of coastal United States
Property locations are strongly correlated with population migration
Financial Performance and Fundamentals
Strong Long Term Performance
Long Term Predictable Cash Flows
Balance Sheet Flexibility
Favorable Customer Demographics
Baby Boomers
Active adults and RV owners / Outdoor enthusiasts

Equity LifeStyle Properties Customers 54

8M-9M RV Owners

Average of 42K RV Owners within 100 Miles of each ELS Resort

192K RV sales in 2011

77M Baby Boomers

Equity LifeStyle Properties
Customer Demographics

U.S. Population Over Age of 50
(in millions)
Note:
Sources: University of Michigan’s Survey Research Center 2005, Acxiom 2009, Statistical Surveys 2011, US Census 2008.
20
40
60
80
100
120
2010 2015 2020 2025
70 to 74
65 to 69
60 to 64
55 to 59
50 to 54
The population of people 50 – 74 is expected to
grow 24% from 2010 to 2025
ELS only needs a small percentage of this customer
pool to feed its revenue streams

Equity LifeStyle Properties
Customer Demographics
Transient RV Customer
35-55 years old
Right to Use RV and Seasonal RV Customer
Traditionally 55-69 years old
Zone Park Pass – low cost product introduced in 2010
• 50-59 years old
MH and Annual RV Customer
65-74 years old

Target Customer Customer Pyramid by Revenue %
(1)
Annual MH & RV
Transient, Seasonal and
Membership RV
Note:
1) See page 47.

Equity LifeStyle Properties 57 RV Customer Acquisition Channels RV Dealers RV Manufacturers RV Service Providers Insurance Reservations RV Retail Suppliers

Equity LifeStyle Properties
ELS LifeStyle and Activities

Recreation
Golf, softball, fishing, tennis,
swimming, lawn bowling, bocce ball
Arts
Concerts, shows, art fairs, crafts
Education
Seminars, One Day University
Volunteerism
Consider Others, fund raising

Equity LifeStyle Properties Lifestyle / Amenities 59 Pine Lakes Country Club - North Ft. Myers, FL

Equity LifeStyle Properties Lifestyle / Amenities 60 Paradise - Sun City, AZ

Equity LifeStyle Properties Lifestyle / Amenities 61 Monte Vista RV Resort - Mesa, AZ

Equity LifeStyle Properties Lifestyle / Amenities 62 Bay Indies - Venice, FL

Equity LifeStyle Properties Lifestyle / Amenities 63 Sturbridge - Sturbridge, MA (Thousand Trails)

Equity LifeStyle Properties
Customer Engagement
Engage the customer early in life, will become part of a lifestyle for the customer
Our member base is loyal with over 50% having been with us 20+ years
MyRVMarket - order branded items online
Social Networking application

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Deanna Lawley
Thousand Trails
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We love camping and so do you. That's what this Facebook friendship is built upon. Take a seat and chat with us here about what we all love – camping and the great outdoors!
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Thousand Trails
Timeline
2012
Highlights
Thousand Trails
March 22
Hey, TT fans! We have a fan who just purchased her first RV and she has a few questions about Thousand Trails. Can you help Margaret out? "We just purchased our first RV and received a brochure for this membership and I wanted to know if this is as good as it looks, are you limited to how many nights and how hard is it to actually book a site as so many places are fully booked and I don't want to pay for a membership if it's just as hard getting in to the campsites. Any advice from current members would be great thanks."
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16 people like this.
[redacted] TT is the best investment I have ever made as far as camping goes. we camped all of 2010 and most of 2011 and did not pay for a single night of camping and we were in 9 states. Parks and staff are great, we are on an older plan. but TT is worth the money.
March 22 at 8:56am · Like · 2
[redacted] We joined the Northeast Zone last year after receiving a complimentary stay. We just love it! Our grandson is almost 6 and he can't go camping enough! Last year we did tent camp, but, we just bought a 30 foot pull behind and can't wait for the season to start! The grounds are beautiful, the staff is awesome, the activities are a great bonus! We have been to several locations in our zone and plan to go to others soon. We recommend TT to everyone! Even when our schedule does not allow us to stay onsite, being able to go in on a day pass to take our grandson to the pool is a Blessing. You won't regret joining!!
March 22 at 8:57am · Like · 1

Equity LifeStyle Properties Customer Engagement Facebook - 18,000 fans, friends of fans 4.1 million 65 16 likes 53 comments Detailed response thread

Equity LifeStyle Properties Customer Engagement - Facebook Photo Contests 66 Pacific City - Cloverdale, OR Lake Minden - Nicolaus, TX

Equity LifeStyle Properties Customer Engagement - Facebook Photo Contests 67 Snowflower - Emigrant Gap, CA Yosemite Lakes - Groveland, CA

Equity LifeStyle Properties
ELS Investment Highlights
Well Located Real Estate
>80 properties with lake, river or ocean frontage
>100 properties within 10 miles of coastal United States
Property locations are strongly correlated with population migration
Financial Performance and Fundamentals
Strong Long Term Performance
Long Term Predictable Cash Flows
Balance Sheet Flexibility
Favorable Customer Demographics
Baby Boomers
Active adults and RV owners / Outdoor enthusiasts
Seasoned Management Team

Equity LifeStyle Properties People 69

Equity LifeStyle Properties
Experienced, Proven Management and Board of Directors

Executive Officers Board of Directors
Thomas Heneghan - Chief Executive Officer and
member of the Board of Directors (with ELS since
1995). Previous roles at ELS: President, Chief
Operating Officer (“COO”), Chief Financial Officer
and Treasurer.
Marguerite Nader -
President and Chief Financial
Officer (with ELS since 1993). Previous roles at ELS:
Executive Vice President (“EVP”) of New Business
Development, EVP of Sales and Marketing.
Roger Maynard -
Executive Vice President of
Asset Management (with ELS since 1997). Previous
roles at ELS: EVP and COO, Regional Vice
President.
Ellen Kelleher - Executive Vice President of
Property Management (with ELS since 1994).
Previous roles at ELS: EVP and General Counsel.
Seth Rosenberg -
Senior Vice President of Sales
and Marketing (with ELS since 2010).
Samuel Zell -
Chairman of the Board, Director
since 1993, purchased the Company’s predecessor
in 1983
Howard Walker -
Vice-Chairman of the Board
and Director since 1997
Philip Calian -
Director since 2005
David Contis -
Director since 2009
Thomas Dobrowski -
Director since 1993
Sheli Rosenberg -
Director since 1996
Gary Waterman -
Director since 1993

Equity LifeStyle Properties
Organizational Overview

Regional Corporate
Administrative
Accounting
• SVP of Finance and Treasurer - 18+ years at ELS
• SVP and CAO – 25+ years of experience in public accounting, joined ELS in 2012
• 4 VP’s / Directors - Average 8+ years at ELS/Thousand Trails
• Compliance Officer – 17+ years at ELS
Financial Planning
• VP of Investor Relations and Financial Planning - 18+ years at ELS
• Director of Financial Planning - 17+ years at ELS
Human Resources
• VP - 18+ years at ELS
Information Technology
• VP and Chief Information Officer – 4+ years at ELS
• Director of IS Operations - 11+ years at ELS
Legal
• SVP and General Counsel - 4+ years at ELS
• VP of Legal – 29+ years at ELS/Thousand Trails
Sales & Marketing
President of sales subsidiary – 8+ years at ELS/Thousand Trails
2 VP’s – 12+ years at ELS/Thousand Trails
3 Senior Directors of Marketing – Average 13+ years at ELS/Thousand
Trails
2 Call Center Directors / Managers – Average 15+ years at ELS/Thousand
Trails
Acquisitions / Dispositions
VP of New Business Development - 6+ years at ELS
2 Regional Offices
Tampa, FL
Phoenix, AZ
Property Management
3 Regional Vice Presidents
• Average 19+ years at ELS/Thousand Trails
• Average 26+ years in MH/RV business
6 Vice Presidents
• Average 9+ years at ELS
Asset Management
Vice President
•
8+ years at ELS
Senior Regional Construction Manager
•
9+ years at ELS
Environmental Engineer
•
4+ years at ELS

Equity LifeStyle Properties
Non GAAP Financial Measures

Net Income to FFO Reconciliation (In $US millions)
Computation of funds from operations: 2007 2008 2009 2010 2011 2012
(1)
Net income available for common shares 32.1 18.3 34.0 38.4 22.8 47.2
Income allocated to common OP units 7.7 4.3 6.1 5.9 3.1 4.4
Series B Redeemable Preferred Stock Dividends 0.0 0.0 0.0 0.0 0.5 0.0
Right-to-use contract upfront payments, deferred, net 0.0 10.6 18.9 14.9 11.9 3.6
Right-to-use contract commissions, deferred, net 0.0 (3.6) (5.7) (5.5) (4.8) (1.4)
Depreciation on real estate assets and other 63.6 66.2 69.0 68.1 80.0 100.0
Depreciation on rental homes 0.0 1.2 2.4 2.8 4.3 5.9
Amortization of in-place leases 0.0 0.0 0.0 0.0 28.5 45.1
Depreciation on unconsolidated joint ventures 1.4 1.8 1.3 1.2 1.2 0.0
(Gain) loss on real estate (12.0) 0.1 (5.5) 0.2 0.0 0.0
Funds from operations available for common shares 92.8 98.8 120.4 126.0 147.5 204.8
Note:
(1) 2012 amounts are the midpoint of an estimated range. See
Supplemental Package.
Funds from Operations (“FFO”) is a non-GAAP financial measure.  The Company believes that FFO, as defined by the Board of Governors of the National
Association of Real Estate Investment Trusts (“NAREIT”), is generally an appropriate measure of performance for an equity REIT.  While FFO is a relevant and widely used measure of operating performance for equity REITs, it does not represent cash flow from operations or net income as defined by GAAP, and it should not be considered as an alternative to these indicators in evaluating liquidity or operating performance.
The Company defines FFO as net income, computed in accordance with GAAP, excluding gains or actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.  The Company receives up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life.  Although the
NAREIT definition of FFO does not address the treatment of nonrefundable right-to-use payments, the Company believes that it is appropriate to adjust for the impact of the deferral activity in its calculation of FFO.  The Company believes that FFO is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation, amortization and gains or actual or estimated losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs.  The Company believes that the adjustment to FFO for the net revenue deferral of upfront non-
refundable payments and expense deferral of right-to-use contract commissions also facilitates the comparison to other equity REITs. Investors should review FFO, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT’s operating performance.  The Company computes FFO in accordance with its interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does.  FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of the Company’s financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of the Company’s liquidity, nor is it indicative of funds available to fund its cash needs, including its ability to make cash distributions.